MERRILL LYNCH LATIN AMERICA FUND, INC.

             Supplement dated May 18, 2004 to the
               Prospectus dated March 11, 2004


The section captioned "About the Portfolio Management Team" under the heading "How the Fund Invests" appearing on page 10 is amended by deleting such information and replacing it with the following:

The Fund is managed pursuant to the sub-advisory agreement with Merrill
Lynch Asset Management U.K. Limited (MLAM UK) by members of the Emerging Markets group of the Global Equities Team, a team of investment professionals who participate in the research process and stock selection. William Landers is the team member who is primarily responsible for the day-to-day management of the Fund. Mr. Landers has been a Director of Merrill Lynch Investment Managers, L.P. since 2004 and a Vice President from 2002 to 2004. He was a Latin American research analyst at Credit Suisse First Boston from 1999 to 2001 and a Vice President and Director of Latin America Equity Research at Lehman Brothers, Inc. from 1994 to 1999.









Code # 13989-0304SUP